UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2007

Capital Growth Systems, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida	0-30831	65-0953505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 S. Wacker, Suite 300
Chicago, Illinois 60606
(Address of Principal Executive Offices, Including Zip Code)

(312) 673-2400
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

See Item 8.01 of this Current Report on Form 8-K for a description of the amendments made to the Articles of Incorporation and Bylaws of Capital Growth Systems, Inc. (“Company”). The amendments to the Articles of Incorporation became effective June 25, 2007, upon the filing of the amendment with the Secretary of State of the State of Florida. The amendment to the Bylaws became effective immediately upon approval at the special meeting.

Item 8.01 Other Events.

On June 25, 2007, the Company re-convened a special meeting of its shareholders which was adjourned on June 11, 2007 for lack of a quorum. At the re-convened special meeting, the Company’s shareholders approved an amendment to its Articles of Incorporation increasing the number of authorized shares of common stock from 25 million to 350 million. Upon effectiveness of the amendment, each share of the Company’s outstanding shares of Series AA Preferred Stock automatically converted into 2,222.2 shares of common stock and each share of the Company’s Series B Preferred Stock automatically converted into 1,470.59 shares of common stock. In addition, warrants to purchase shares of the Company’s Series AA Preferred Stock automatically converted into warrants to purchase shares of the Company’s common stock. As a result, 20,684.53 shares of Series AA Preferred Stock were converted into 45,965,163 shares of common stock and warrants to purchase 32,859.80 shares of Series AA Preferred Stock were converted into warrants to purchase 73,021,098 shares of common stock. Further, 2,516.09 shares of Series B Preferred Stock were converted into 3,700,147 shares of common stock. The Company also had outstanding warrants to purchase 2,020.76 shares of Series A Preferred Stock that were automatically converted into warrants to purchase 2,245,262 shares of common stock. As a result of the foregoing conversions, as of June 25, 2007 the Company has 71,376,190 shares of issued and outstanding common stock, constituting the only class of capital stock of the Company that is issued and outstanding.

Additionally, at the re-convened special meeting, the Company’s shareholders approved an amendment to the Company’s bylaws allowing the Company’s board of directors to amend the bylaws without shareholder approval.

Further, effective June 8, 2007 the Company amended the proxy card (in both electronic and paper format) with respect to the vote taken at the special meeting to correct a typographical error.

Item 9.01 Financial Statements and Exhibits

(b) Exhibits

3.1	Articles of Amendment to Articles of Incorporation of Capital Growth Systems, Inc.

3.2	Amendment to Bylaws of Capital Growth Systems, Inc.

99.1	Corrected Proxy Card for Special Meeting

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GROWTH SYSTEMS, INC.
/s/ Darin McAreavey
By: Darin McAreavey
Its: Chief Financial and Accounting Officer

Dated: June 25, 2007